UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

GEN Restaurant Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41727	87-3424935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11480 South Street Suite 205

Cerritos, CA 90703

(Address of Principal Executive Offices)

(562) 356-9929

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.001 per share	GENK	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 1, 2023, GEN Restaurant Group, Inc. (the “Company”) entered into a Master Services Agreement (the “Services Agreement”) with Sysco Los Angeles Inc. (the “Supplier”).

Pursuant to the Services Agreement, the Company has agreed to purchase certain food products from the Supplier or its affiliates for use in the Company’s restaurants. The price of such products is calculated in accordance with the Services Agreement, with a minimum annual purchase volume of $40,000,000. The Services Agreement further provides for certain restrictions on weekly deliveries, and limitations on the types of products available for purchase by the Company. The Services Agreement will continue for a period of three years (the “Initial Term”), with such Initial Term automatically renewing for two successive one-year terms unless either party provides the other party with at least 90 days’ written notice before the end of the Initial Term or the then-current renewal term.

The foregoing description of the Services Agreement is qualified in its entirety by reference to the complete terms and conditions of the Services Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Master Services Agreement, by and between Sysco Los Angeles Inc. and GEN Restaurant Group, Inc., dated as of August 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain confidential portions of this exhibit were omitted by means of marking such portions with asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2023	GEN Restaurant Group, Inc.

	By:	/s/ Thomas Croal
Thomas Croal
Chief Financial Officer